UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2008
Date of Report (Date of earliest event reported)

Reed’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-32501	95-4348325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

13000 South Spring Street, Los Angeles, California 90061
(Address of principal executive offices)
(Zip Code)

(310) 217-9400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Rory Ahearn as Senior Vice President of National Sales and Marketing

Rory Ahearn resigned as Senior Vice President of National Sales and Marketing of Reed’s, Inc. effective March 25, 2008.

Appointment of Neal Cohane to Senior Vice President of National Sales and Marketing

Reed’s, Inc. appointed Neal Cohane to Senior Vice President of Sales and Marketing, effective March 25, 2008.

Issuance of Press Release

On March 25, 2008, Reed’s, Inc. issued a press release announcing the change of officers as described above. A copy of the press release is attached as Exhibit 99.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99  Press release dated March 25, 2008, issued by Reed’s, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REED’S, INC.

Dated: March 25, 2008	By:	/s/ Christopher J. Reed
Christopher J. Reed President